UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

Alumis Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42143	86-1771129
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

280 East Grand Avenue

South San Francisco, California 94080

Registrant’s telephone number, including area code: (650) 231-6625

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ALMS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 10, 2026, Alumis Inc. (the “Company” or “Alumis”) issued a press release titled “Envudeucitinib Long-Term Data Positioned to Set a New Standard for Plaque Psoriasis Treatment, Delivering Highest Reported PASI 100 Skin Clearance Among Oral Therapies”.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K (the “Report”) and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 10, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alumis Inc.

By:	/s/ Martin Babler
Martin Babler
President & Chief Executive Officer

Dated: August 10, 2026